Business Combinations	9 Months Ended
Sep. 30, 2012
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
On July 20, 2012, AngloGold Ashanti acquired the entire share capital of First Uranium (Pty) Limited, a wholly owned subsidiary of First Uranium Corporation and the owner of Mine Waste Solutions in South Africa, for a cash consideration of $335 million. Mine Waste Solutions is a recently commissioned tailings retreatment operation located in South Africa’s Vaal River region and in the immediate proximity of AngloGold Ashanti’s own tailings facilities. In connection with the acquisition, AngloGold Ashanti agreed to guarantee the observance and performance of existing delivery obligations of a wholly owned subsidiary of Mine Waste Solutions to sell to an existing customer at a pre-agreed price, 25 percent of the gold produced at a gold recovery plant located in northwest South Africa, subject to a cap of 312,500 ounces over the life of the contract. The transaction was funded from cash reserves and debt facilities. The acquisition has been accounted for as a purchase business combination under US GAAP whereby identifiable assets acquired and liabilities assumed were recorded at their fair market values as of the date of acquisition. The excess of the purchase price over fair value was recorded as goodwill and as such, the acquisition resulted in goodwill of $9 million being recorded, relating mainly to the expected synergies arising from the immediate proximity of AngloGold Ashanti’s own tailings facilities to the Mine Waste Solutions plant that will allow processing of AngloGold Ashanti’s Vaal River tailings without having to build additional processing facilities. The processing of AngloGold Ashanti tailings will reduce the environmental liability associated with those tailings. In addition, the Company is able to utilize its recently developed processes and recovery technology for tailings which will increase the ore recovery rates from both AngloGold Ashanti and First Uranium tailings alike.

In accordance with FASB ASC guidance, goodwill is assigned to specific reporting units. The Company's reporting units are generally consistent with the operating mines underlying segments identified in Note J - Segment information. An individual operating mine is not a typical "going-concern" business because of the finite life of its reserves. The allocation of goodwill to an individual operating mine likely will result in an eventual goodwill impairment due to the wasting nature of the primary asset of the reporting unit. The Company evaluates its held-for-use long lived assets for impairment when events or changes in circumstances indicate that the related carrying amount likely will not be recoverable over the long term and, in accordance with the FASB ASC guidance, performs its annual impairment review of assigned goodwill during the fourth quarter of each year. The accounting treatment of goodwill arising on acquisition of First Uranium (Pty) Limited is consistent with FASB ASC guidance. Goodwill related to the acquisition is non-deductible for income tax purposes. The assets and liabilities of First Uranium (Pty) Limited are included in the South Africa segment for disclosure purposes.

The operations and financial condition of the companies and assets acquired are included in the financial statements from July 20, 2012, the effective date of the acquisition.

For information purposes only, the following unaudited pro-forma financial data reflects the consolidated results of operations of AngloGold Ashanti as if the acquisition had taken place on January 1, 2012 and 2011:

	Nine months ended September 30,
	2012	2011
	(unaudited)	(unaudited)
	(in US Dollars, millions)

Total revenue	5,079	4,935

Net income - attributable to AngloGold Ashanti	944	1,069

The pro forma information is not indicative of the results of operations that would have occurred had the acquisition been consummated on January 1, 2012. The information is not indicative of the group’s future results of operations.

From the date of acquisition, First Uranium (Pty) Limited has contributed $21 million of revenue and $3 million to the net income/(loss) before taxation of the group.

The fair value of the identifiable assets and liabilities of First Uranium (Pty) Limited as at the date of acquisition was:

(in US Dollars, millions)
(unaudited)

Assets
Property, plant and equipment	616
Other long-term assets	3
Restricted cash	3
Deferred taxation assets	52
Inventories	134
Trade and other receivables	2
Cash and cash equivalents	5
815

Liabilities
Other non-current liabilities	342
Deferred taxation liabilities	61
Provision for environmental rehabilitation	37
Loans from group companies	204
Accounts payable and other current liabilities	49
693
Total identifiable net assets at fair value	122
Purchase consideration	131
Goodwill recognized on acquisition	9

Analysis of cash flows on acquisition:

Net cash acquired with the subsidiary	5
Cash paid - Share capital acquired	(131)
Cash paid - Loan acquired	(204)
(330)

Delivery obligations of Mine Waste Solutions acquired as part of the business combination have been recognized on acquisition as a loss making executory contract, and are amortized as the deliveries of ounces occur.

The transaction costs of $3 million are a non-recurring expense and have been included in General and administrative expenses in the condensed consolidated statements of income and are included in operating cash flows in the condensed consolidated statements of cash flows.

Financial assets acquired include trade and other receivables with a fair value of $2 million. Trade and other receivables are expected to be collectible.

There were no material non-recurring pro-forma adjustments directly attributable to the acquisition of First Uranium (Pty) Limited.